UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05537

Nicholas Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of principal executive offices)          (Zip code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and address of agent for service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2007

Date of reporting period: 06/30/2007

Item 1. Report to Stockholders.

                                 SEMIANNUAL REPORT

                                   June 30, 2007

                          NICHOLAS MONEY MARKET FUND, INC.

                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

August 2007

Report to Fellow Shareholders:

In reviewing the first-half of this year, the Fund's yield stability was evident. At the beginning of the period, January 1, 2007, the current and effective seven-day yields were at 4.82% and 4.93%, respectively. For the entire six-month period the aforementioned yields did not deviate more than five basis points from these numbers. At period end, June 30, 2007, the current and effective seven-day yields were 4.82% and 4.94%, respectively. The Fund's total return for the six-months ended June 30, 2007 was 2.41%.

The reason short-term rates did not fluctuate decidedly so far this year is that they closely track the Federal Funds Target Rate, which has been constant at 5.25%. The Fed felt the economy was going reasonably well, while inflation was still slightly above their comfort range. Real gross domestic product for the first quarter of 2007 came in at a low annualized rate of 0.60% but rose considerably in the second quarter to an estimated annualized rate of 3.40%. Part of the GDP resurgence was due to an increase in exports and a decrease in imports combined with the continuing rising trend in personal consumption expenditures. Because of these and other factors, the Fed kept the target rate the same while keeping its inflation bias intact.

Nicholas Money Market Fund began the year with a weighted average maturity ("WAM") of 31 days. Because rates were more favorable at the shorter end of the yield curve for money market type securities earlier in year, the Fund invested more assets there. Later, a more traditional non-inverted curve formed and the Fund extended the WAM out to 37 days by the end of the second quarter.

Returns for the Nicholas Money Market Fund and the Lipper Money Market Fund Category are provided in the chart below for the period ended June 30, 2007.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas Money Market Fund, Inc.	2.41%	4.91%	3.45%	2.41%	3.55%
Lipper Money Market Fund Category	2.23%	4.54%	3.08%	2.06%	3.23%
Fund's Expense Ratio (from 04/30/07 Prospectus): 0.56%

The Fund's expense ratio for the period ended June 30, 2007 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

Yields are net of expenses and assume reinvestment of all dividends and distributions.

An investment in the Nicholas Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

At June 30, 2007, nearly all of the Fund's holdings were in high quality corporate commercial paper. For the period ended June 30, 2007, the Fund ranked (based on total fund returns) within the top 21st percentile (67 out of 331 funds) for 12-month total return as compared to the Lipper Money Market Fund Category as reported by Lipper Analytical Services, Inc. ("Lipper"). For the 3-, 5-and 10-year periods the Fund ranked within the top 19th, 16th, and 19th percentile for average annual total return as reported by Lipper (58 out of 310, 44 out of 286 and 33 out of 180 funds, respectively). The average 12-month total return for the Lipper Money Market Fund Category at June 30, 2007 was 4.54% compared to the Fund's 4.91%.

You may have heard about recent developments in the credit markets. In past weeks some issuers of commercial paper have found it difficult to raise money or turnover maturities due to both real and perceived involvement in the subprime mortgage market. As we mentioned in our Annual Report letter from last year, the subprime mortgage market could have adverse effects on the economy. The subprime mortgage concern may be the biggest economic and market driver of the year so far. Liquidity in the credit markets has been so severely hampered that a subset of the market, Asset Backed Commercial Paper ("ABCP"), has become a bane to many investors and individuals. ABCP that deals directly with mortgage receivables have all but dried up. Nicholas Money Market historically and currently does not have such types of investments, nor does it hold extendable securities, which also have come under scrutiny. Many money managers fled to less risky short-term Treasury securities (the "flight to quality") which pushed yields on those securities to abnormally low levels. Some of the fear in the credit market stems from the belief that not all the negative news surrounding the subprime market has been disclosed yet. As information trickles out in the next few months expect days where liquidity concerns and credit woes occur.

As mentioned above, the subprime mortgage market has created apprehension among investors in all types of markets. The Fed took the unusual step of decreasing the amount it charges financial institutions for loans, by decreasing the Fed discount rate. This action brought some liquidity and a brief respite to the markets. Many others remain unconvinced this will be enough and believe the Fed needs to lower its target rate by as much as 75 basis points in the second half of this year. The Fed may counter that their policy must be guided by the outlook for economic growth and prices and not entirely by markets. The Fund has taken the position that under present conditions short-term rates are more likely to go down or remain the same than go up. With that in mind the Fund has recently increased the WAM of the portfolio to lock in higher rates in case of a decreasing interest rate environment.

Thank you for your continued support.

Sincerely,

/s/ Jeffrey T. May

Jeffrey T. May

Portfolio Manager

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives. Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges.

Please refer to the statement of net assets in the report for complete fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Basis Point: One hundredth of a percentage point. For example 50 basis points equals .50%.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (08/07)

Financial Highlights (NICXX)
For a share outstanding throughout the period
------------------------------------------------------------------------------------------------
                                       Six Months
                                         Ended                 Year ended December 31,
                                     June 30, 2007 ---------------------------------------------
                                      (unaudited)   2006      2005      2004      2003      2002
                                     -------------  ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING OF PERIOD     $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
  INCOME FROM INVESTMENT OPERATIONS
  Net investment income ...............   .024      .045      .027      .009      .007      .014
                                         -----     -----     -----     -----     -----     -----
  LESS DISTRIBUTIONS
  From net investment income ..........  (.024)    (.045)    (.027)    (.009)    (.007)    (.014)
                                         -----     -----     -----     -----     -----     -----
NET ASSET VALUE, END OF PERIOD ........  $1.00     $1.00     $1.00     $1.00     $1.00     $1.00
                                         -----     -----     -----     -----     -----     -----
                                         -----     -----     -----     -----     -----     -----

TOTAL RETURN ..........................  2.41%     4.58%     2.75%      .91%      .75%     1.39%

SUPPLEMENTAL DATA:
Net assets, end of period (millions) ..  $73.2     $66.7     $89.8     $90.1    $101.1    $132.1
Ratio of expenses to
 average net assets ...................   .54%      .56%      .52%      .48%      .43%      .42%
Ratio of net investment income
 to average net assets ................  4.80%     4.45%     2.74%      .91%      .75%     1.38%

     The accompanying notes to financial statements are an integral part of these highlights.

-----------------------------------------------------------------------------------------
Portfolio Maturity (As a Percentage of Portfolio)
June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

        VERTICAL BAR CHART PLOT POINTS
        1 Day ....................................     0.00%
        2 - 7 Days ...............................     8.53%
        8 - 30 Days ..............................    38.69%
        31 - 60 Days .............................    30.93%
        61 - 90 Days .............................    20.52%
        > 90 Days ................................     1.33%

Fund Expenses
For the six month period ended June 30, 2007 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.

The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       12/31/06         06/30/07       01/01/07 - 06/30/07
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,024.10               $2.71
        Hypothetical   1,000.00         1,022.32                2.71
         (5% return before expenses)

        * Expenses are equal to the Fund's six-month annualized expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by 181 then divided by 365 to reflect the one-half year period.

Statement of Net Assets
June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

                                                      Yield to       Amortized
  Principal                               Maturity    Maturity          Cost
   Amount                                   Date     (Note 1(b))    (Note 1(a))
-------------                            ----------  -----------   ------------
COMMERCIAL PAPER - 100.44%
  $  144,000 Bank of America
              Corporation .............  07/02/2007     5.36%       $   144,000
   1,400,000 State Street Corporation .  07/02/2007     5.35%         1,400,000
   1,000,000 American Express Credit
              Corporation .............  07/03/2007     5.34%           999,855
     700,000 UBS Finance (Delaware) LLC  07/05/2007     5.37%           699,693
     275,000 BNP Paribas Finance Inc. .  07/06/2007     5.36%           274,841
   1,340,000 BNP Paribas Finance Inc. .  07/06/2007     5.36%         1,339,225
     375,000 BNP Paribas Finance Inc. .  07/06/2007     5.37%           374,781
     530,000 BNP Paribas Finance Inc. .  07/06/2007     5.33%           529,691
     400,000 Danske Corporation .......  07/06/2007     5.36%           399,767
     620,000 McGraw-Hill
              Companies, Inc. (The) ...  07/09/2007     5.34%           619,367
     180,000 UBS Finance (Delaware) LLC  07/09/2007     5.39%           179,814
   1,700,000 Danske Corporation .......  07/10/2007     5.37%         1,698,017
   1,000,000 Prudential plc ...........  07/10/2007     5.38%           998,836
     875,000 Prudential plc ...........  07/10/2007     5.37%           873,981
     100,000 American Honda Finance
              Corporation .............  07/11/2007     5.38%            99,867
   1,000,000 Chevron Funding
              Corporation .............  07/11/2007     5.33%           998,697
     800,000 Coca-Cola Enterprises Inc.  07/12/2007     5.37%           798,827
   1,485,000 Coca-Cola Enterprises Inc.  07/12/2007     5.38%         1,482,818
     660,000 Marshall & Ilsley
              Corporation .............  07/12/2007     5.37%           659,041
     200,000 UBS Finance (Delaware) LLC  07/12/2007     5.43%           199,703
   1,960,000 JPMorgan Chase & Co. .....  07/13/2007     5.34%         1,956,871
     775,000 Prudential Financial, Inc.  07/16/2007     5.37%           773,418
     900,000 Siemens Capital
              Company, LLC ............  07/16/2007     5.34%           898,162
     575,000 Coca-Cola Enterprises Inc.  07/17/2007     5.37%           573,735
     600,000 HSBC Finance Corporation .  07/17/2007     5.35%           598,695
   1,500,000 American Honda Finance
              Corporation .............  07/18/2007     5.36%         1,496,520
     750,000 Prudential plc ...........  07/18/2007     5.40%           748,230
   1,500,000 ANZ National
              (International) Ltd. ....  07/19/2007     5.36%         1,496,299
   1,000,000 ANZ National
              (International) Ltd. ....  07/19/2007     5.36%           997,533
     240,000 Bank of America
              Corporation .............  07/20/2007     5.37%           239,370
     175,000 Bank of America
              Corporation .............  07/20/2007     5.38%           174,539
   1,265,000 LaSalle Bank Corporation .  07/20/2007     5.35%         1,261,686
   1,000,000 Prudential Financial, Inc.  07/20/2007     5.37%           997,375
     300,000 Bank of America
              Corporation                07/23/2007     5.36%           299,090
   1,000,000 JPMorgan Chase & Co. .....  07/23/2007     5.35%           996,949
     460,000 Siemens Capital
              Company, LLC ............  07/23/2007     5.37%           458,586
     450,000 Bank of America
              Corporation .............  07/24/2007     5.36%           448,553
     900,000 Siemens Capital
              Company, LLC ............  07/24/2007     5.38%           897,090
   1,000,000 AIG Funding, Inc. ........  07/25/2007     5.35%           996,646
     550,000 AT&T Inc. ................  07/26/2007     5.35%           548,071
     925,000 Nordea North America, Inc.  07/26/2007     5.36%           921,775
     250,000 Nordea North America, Inc.  07/26/2007     5.36%           249,128
     425,000 Bank of America
              Corporation .............  07/27/2007     5.36%           423,450
   1,050,000 Barclays U.S. Funding
              Corp. ...................  07/27/2007     5.38%         1,046,183
     400,000 Nordea North America, Inc.  07/27/2007     5.36%           398,550
   1,225,000 American Express Credit
              Corporation .............  07/30/2007     5.35%         1,220,017
     375,000 AIG Funding, Inc. ........  07/31/2007     5.34%           373,430
   1,500,000 John Deere Capital
              Corporation .............  08/01/2007     5.35%         1,493,487
     500,000 UBS Finance (Delaware) LLC  08/01/2007     5.38%           497,808
     410,000 Chevron Funding
              Corporation .............  08/02/2007     5.33%           408,161
     950,000 Toyota Motor Credit
              Corporation .............  08/02/2007     5.36%           945,738
     115,000 UBS Finance (Delaware) LLC  08/02/2007     5.37%           114,480
   1,250,000 Nordea North America, Inc.  08/03/2007     5.37%         1,244,194
     985,000 Merrill Lynch & Co., Inc.   08/06/2007     5.36%           980,011
     285,000 BNP Paribas Finance Inc. .  08/07/2007     5.38%           283,501
   1,000,000 HSBC Finance Corporation .  08/07/2007     5.35%           994,790
   1,300,000 AIG Funding, Inc. ........  08/08/2007     5.34%         1,293,066
     100,000 Bank of America
              Corporation .............  08/08/2007     5.37%            99,463
     107,000 Merrill Lynch & Co., Inc.   08/08/2007     5.41%           106,417
     150,000 UBS Finance (Delaware) LLC  08/08/2007     5.37%           149,190
     315,000 Marshall & Ilsley
              Corporation .............  08/09/2007     5.39%           313,258
     250,000 Bank of America
              Corporation .............  08/10/2007     5.38%           248,578
     600,000 HSBC Finance Corporation .  08/13/2007     5.35%           596,339
     800,000 HSBC Finance Corporation .  08/14/2007     5.36%           795,012
   1,000,000 Citigroup Funding Inc. ...  08/15/2007     5.38%           993,602
     800,000 Chevron Funding
              Corporation .............  08/16/2007     5.34%           794,780
     500,000 Merrill Lynch & Co., Inc.   08/16/2007     5.36%           496,744
     750,000 BASF A.G. ................  08/17/2007     5.38%           744,988
     580,000 BASF A.G. ................  08/17/2007     5.37%           576,109
     500,000 ANZ National
              (International) Ltd. ....  08/20/2007     5.37%           496,441
     680,000 BASF A.G. ................  08/20/2007     5.38%           675,164
     250,000 Danske Corporation .......  08/20/2007     5.38%           248,214
     785,000 American Express Credit
              Corporation .............  08/21/2007     5.35%           779,320
     215,000 UBS Finance (Delaware) LLC  08/21/2007     5.39%           213,429
     350,000 AIG Funding, Inc. ........  08/22/2007     5.35%           347,422
   1,400,000 Barclays U.S. Funding
              Corp. ...................  08/23/2007     5.38%         1,389,404
     525,000 Prudential Financial, Inc.  08/24/2007     5.39%           520,927
     885,000 General Electric Capital
              Corporation .............  08/27/2007     5.36%           877,814
     575,000 ABN AMRO North America
              Finance, Inc. ...........  08/28/2007     5.37%           570,243
     400,000 ABN AMRO North America
              Finance, Inc. ...........  08/28/2007     5.37%           396,691
     500,000 John Deere Capital
              Corporation .............  08/28/2007     5.37%           495,860
     550,000 Barclays U.S. Funding
              Corp. ...................  08/29/2007     5.38%           545,343
     750,000 John Deere Capital
              Corporation .............  08/29/2007     5.36%           743,716
   1,065,000 State Street Corporation .  08/30/2007     5.35%         1,055,889
   1,325,000 Toyota Motor Credit
              Corporation .............  08/31/2007     5.36%         1,313,473
     100,000 Bank of America
              Corporation .............  09/04/2007     5.38%            99,072
     811,000 Bank of America
              Corporation .............  09/04/2007     5.38%           803,467
     315,000 Prudential plc ...........  09/04/2007     5.39%           312,060
     650,000 Danske Corporation .......  09/05/2007     5.37%           643,862
     129,000 American Honda Finance
              Corporation .............  09/06/2007     5.40%           127,754
   1,000,000 Procter & Gamble
              International Funding
              S.C.A. ..................  09/07/2007     5.36%           990,304
     675,000 UBS Finance (Delaware) LLC  09/07/2007     5.37%           668,430
     500,000 Procter & Gamble
              International Funding
              S.C.A. ..................  09/10/2007     5.37%           494,925
   1,030,000 Marshall & Ilsley
              Corporation .............  09/11/2007     5.40%         1,019,315
     700,000 Procter & Gamble
              International Funding
              S.C.A. ..................  09/12/2007     5.37%           692,678
   1,000,000 Citigroup Funding Inc. ...  09/13/2007     5.38%           989,415
     350,000 Siemens Capital
              Company, LLC ............  09/14/2007     5.39%           346,223
     510,000 Marshall & Ilsley
              Corporation .............  09/17/2007     5.40%           504,262
     700,000 General Electric Capital
              Corporation .............  09/18/2007     5.37%           692,098
   1,080,000 Citigroup Funding Inc. ...  09/19/2007     5.38%         1,067,629
     800,000 Procter & Gamble
              International Funding
              S.C.A. ..................  09/20/2007     5.37%           790,702
     655,000 ABN AMRO North America
              Finance, Inc. ...........  09/21/2007     5.38%           647,278
     600,000 General Electric Capital
              Corporation .............  09/21/2007     5.38%           592,966
     995,000 BASF A.G. ................  09/28/2007     5.41%           982,206
                                                                    -----------
              TOTAL COMMERCIAL PAPER ..                              73,564,484
                                                                    -----------

VARIABLE RATE SECURITY - 0.16%

     120,966 American Family Financial
              Services, Inc. (1) ......  07/02/2007     5.11%           120,966
                                                                    -----------
              TOTAL INVESTMENTS
               - 100.60%...............                              73,685,450
                                                                    -----------
              LIABILITIES, NET OF
               OTHER ASSETS - (0.60)% .                                (441,981)
                                                                    -----------
              TOTAL NET ASSETS
               (basis of percentages
               disclosed above) - 100%                              $73,243,469
                                                                    -----------
                                                                    -----------

             NET ASSET VALUE PER SHARE ($0.0001 par value, 3,000,000,000 shares authorized), offering price and redemption price
              ($73,243,469 / 73,243,469 shares outstanding) ............. $1.00
                                                                          -----
                                                                          -----

(1)  Subject to a demand feature as defined by the Securities and Exchange
Commission.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the six months ended June 30, 2007 (unaudited)
-------------------------------------------------------------------------------

INCOME
    Interest ..................................................     $1,852,734
                                                                    ----------

EXPENSES
    Management fee ............................................        103,865
    Registration fees .........................................         21,394
    Transfer agent fees .......................................         17,022
    Audit and tax fees ........................................          9,400
    Accounting and administrative fees ........................          8,656
    Directors' fees ...........................................          5,720
    Accounting system and pricing service fees ................          5,371
    Legal fees ................................................          5,000
    Printing ..................................................          3,602
    Postage and mailing .......................................          3,234
    Custodian fees ............................................          1,753
    Insurance .................................................          1,566
    Other operating expenses ..................................          1,587
                                                                    ----------
         Total expenses .......................................        188,170
                                                                    ----------
         Net investment income ................................     $1,664,564
                                                                    ----------
                                                                    ----------

The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the six months ended June 30, 2007 (unaudited) and the year ended December
31, 2006
-------------------------------------------------------------------------------
                                            Six months ended
                                               06/30/2007             2006
                                              ------------        ------------
INCREASE IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  1,664,564        $  3,139,413
                                              ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income .............    (1,664,564)         (3,139,413)
                                              ------------        ------------

CAPITAL SHARE TRANSACTIONS (all at $1.00 per share)
    Proceeds from shares issued ............    27,549,509          41,074,080
    Reinvestment of distributions ..........     1,623,282           3,105,096
    Cost of shares redeemed ................   (22,643,952)        (67,239,426)
                                              ------------        ------------
         Increase (decrease) in net assets
          derived from capital share
          transactions .....................     6,528,839         (23,060,250)
                                              ------------        ------------
         Total increase (decrease)
          in net assets ....................     6,528,839         (23,060,250)
                                              ------------        ------------

NET ASSETS
    Beginning of period ....................    66,714,630          89,774,880
                                              ------------        ------------
    End of period ..........................  $ 73,243,469        $ 66,714,630
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
June 30, 2007 (unaudited)
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas Money Market Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is to achieve as high a level of current income as is consistent with preserving capital and providing liquidity.
    The following is a summary of the significant accounting policies of the
    Fund:

    (a)  Securities held by the Fund, which are purchased at a discount or premium, are valued utilizing the amortized cost method in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein.
         Amortized cost approximates market value and does not take into account unrealized gains or losses or the impact of fluctuating interest rates, rather a security is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.  Variable rate instruments purchased at par are valued at cost which approximates market value.  Investment transactions are generally accounted for on the trade date.

    (b)  Yield to maturity is calculated at date of purchase for commercial paper.  For variable rate securities, the yield to maturity is calculated based on current interest rate and payment frequency.

    (c)  The Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and purchases investments which have maturities of 397 days or less.  As of June 30, 2007, the Fund's dollar-weighted average portfolio maturity was 37 days.  Days to maturity on variable rate securities are based on the number of days until the interest reset date or demand feature, whichever is longer.

    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute all of its net investment income and otherwise comply with the provisions of Subchapter M of the
         Internal Revenue Code applicable to regulated investment companies.

         The character of distributions made during the year from net investment income for financial reporting purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         Dividends from net investment income of the Fund are accrued daily and paid monthly.  Net realized capital gains, if any, are distributed at least annually.  Any short-term capital gain distributions are included in ordinary income for tax purposes.  The Fund distributed
         $1,664,564 and $3,139,413 of ordinary income during the six months ended June 30, 2007 and the year ended December 31, 2006,
         respectively.  There are no differences between the total cost of securities for financial reporting purposes and federal income tax purposes as of June 30, 2007.

         On July 13, 2006, the Financial Accounting Standards Board ("FASB")
         released FASB Interpretation No. 48 "Accounting for Uncertainty in
         Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the
         Fund's tax returns to determine whether the tax positions are
         "more-likely-than-not" of being sustained by the applicable tax authority.  To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Fund would report an income tax expense in the Statement of Operations.  The Fund has applied FIN 48 to all open tax years and has determined that there is no financial statement implication.

    (e)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.

(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .30% of the average net asset value of the Fund.
         As of June 30, 2007, the Fund owed the Adviser $20,380 for advisory, accounting and administrative services.  The Adviser has voluntarily agreed to reimburse the Fund if total operating expenses (other than the management fee) incurred by the Fund exceed .50% of the average net assets for the year.  No such reimbursements were made in 2007.
         Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the
         Adviser, in its discretion, may charge the Fund up to $50,000 for such services.

    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $2,750 for the period ended June 30, 2007 for legal services rendered by this law firm.

(3) Future Adoption of New Accounting Standard --
         In September 2006, FASB issued Statement on Financial Accounting
         Standards No. 157, "Fair Value Measurements" ("FAS 157"). This
         standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements.  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  As of June 30, 2007, the Fund does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
In February 2007, the Board of Directors of the Fund renewed the one-year term of the Investment Advisory Agreement by and between the Fund and the Adviser through February 2008.  In connection with renewal of the Investment Advisory
Agreement, no changes to the amount or manner of calculation of the management fee or the terms of the agreement were proposed by the Adviser or adopted by the Board.  For the fiscal year ended December 31, 2006, the management fee was
0.30% and the Fund's total expense ratio (including the management fee) was
0.56%.  In renewing the Investment Advisory Agreement, the Board carefully considered the following factors on an absolute basis and relative to the
Fund's peer group:  (i) the Fund's expense ratio, which was low compared to the overall peer group; (ii) the Fund's performance on a short-term and long-term basis; (iii) the Fund's management fee; (iv) the overall performance of the market as measured by a number of different indices, including the Consumer
Price Index; and (v) the range and quality of the services offered by the
Adviser.  Specifically, the Board noted that the Fund performed in the upper twenty-first, eighteenth, nineteenth and nineteenth percent of its category for the 1-, 3-, 5-, and 10-year periods and the upper twenty-first, eighteenth and eighteenth percent for the calendar years 2006, 2005 and 2004, within the money market funds in the Lipper, Inc. universe.

The Board considered the range of services to be provided by the Adviser to the
Fund under the Advisory Agreement. The Board concluded that the nature and extent of the services to be provided were appropriate and that the Adviser had historically provided such services in accordance with the Board's expectations and the terms of the Advisory Agreement. Turning to the quality of services provided, the Board considered the Adviser's portfolio management capabilities and the scope and quality of its research capacity.  The Board also considered the Adviser's experience in fund accounting, administration and regulatory compliance.  The Board agreed that historically the quality of services provided by the Adviser had met or exceeded the Board's expectations and the service levels contemplated by the Advisory Agreement.

The Board considered the investment performance of the Fund and the Adviser.
Among other things, the Board noted its consideration of the Fund's performance relative to peer funds and its benchmarks. The Board reviewed the actual and relative short-term and long-term performance of the Fund.  The Board agreed that the Fund demonstrated satisfactory performance with respect to comparable funds and its benchmarks.  The Board also discussed the extent to which economies of scale would be realized, and whether such economies were reflected in the Fund's fee levels and concluded that the Adviser had been instrumental in holding down Fund costs, citing consistently low fees in an environment where fund fees have been on an upward trend.

The Board considered the cost of services provided by the Adviser.  The Board also considered the profits realized by the Adviser in connection with the management and distribution of the Fund, as expressed by the Adviser's management in general terms.  The Board expressed satisfaction that the
Adviser's financial condition was strong and that it was capable of delivering the range of services contemplated by the Advisory Agreement.  The Board expressed the opinion that given the Board's focus on performance and maintaining a low fee structure that the Adviser's profits were not relevant.

The Board determined that the Adviser had fully and adequately carried out the terms and conditions of its contract with the Fund. The Board expressed satisfaction with the Fund's performance, management's control of expenses and the rate of the management fee for the Fund and the overall level of services provided by the Adviser.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas Money Market Fund, Inc. respects each shareholders' right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.

      We collect the following non-public personal information about you:

      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.

      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.

      * Other general information that we may obtain about you such as demographic information.

              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.

      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.

      We may share non-public personal information about you:

      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.

      * With a party representing you, with your consent, such as your broker or lawyer.

      * When required by law, such as in response to a subpoena or other legal process.

      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.

      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Nicholas Funds Services Offered
(unaudited)
-------------------------------------------------------------------------------
*     IRAs
      * Traditional      * SIMPLE
      * Roth             * SEP

*     Coverdell Education Accounts

*     Profit Sharing Plan

*     Automatic Investment Plan

*     Direct Deposit of Dividend and Capital Gain Distributions

*     Systematic Withdrawal Plan with Direct Deposit

*     Monthly Automatic Exchange between Funds

*     Telephone Redemption

*     Telephone Exchange

*     24-hour Automated Account Information (1-800-544-6547)

*     24-hour Internet Account Access (www.nicholasfunds.com)

Please call a shareholder representative for further information on the above services or with any other questions you may have regarding the Nicholas Funds
(1-800-544-6547).

                            Directors and Officers

                  ALBERT O. NICHOLAS, President and Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                  DAVID L. JOHNSON, Executive Vice President

               JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                   DAVID O. NICHOLAS, Senior Vice President

                  LAWRENCE J. PAVELEC, Senior Vice President

                       LYNN S. NICHOLAS, Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Applicable only to annual reports.

Item 3. Audit Committee Financial Expert.

Applicable only to annual reports.

Item 4. Principal Accountant Fees and Services.

Applicable only to annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas Money Market Fund, Inc.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 08/29/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Albert O. Nicholas

Name: Albert O. Nicholas

Title: Principal Executive Officer

Date: 08/29/2007

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 08/29/2007